                                                                      Exhibit 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                                DECEMBER 31, 2001

                                TABLE OF CONTENTS



                                                                                  Page
                                                                                  ----
Company Profile ................................................................    1

Operating Highlights/Capital Structure .........................................   2-3

Reconciliation of Common Shares and Operating Partnership Units Outstanding ....    4

Same Center Property Activity ..................................................    5

Portfolio Highlights and Leasing Activity ......................................    6

Portfolio Summary ..............................................................    7

Portfolio Detail-By Region .....................................................   8-9

Lease Expirations-Overall Portfolio/Total Community Shopping Centers ...........   10

Tenant Concentration ...........................................................   11

Segment Concentration ..........................................................   12

Consolidated Statements of Operations and Reconciliation to Funds From
Operations .....................................................................   13

Consolidated Balance Sheets ....................................................   14

Summary of Outstanding Debt ....................................................   15

Schedule of Mortgage Debt Maturities ...........................................   16

                               CENTER TRUST, INC.

                                 COMPANY PROFILE
                                DECEMBER 31, 2001

        Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 35 shopping centers, comprised of 31 community shopping centers, 2 regional malls and 2 single tenant facilities comprising 7.9 million square feet of total shopping center gross leasable area (GLA) and 6.4 million square feet of Company owned GLA. The Company owns properties in four states, California, Oregon, Washington and Arizona.

        The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, December 31, 2001 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 2000 Form 10-K and 2001 quarterly filings on Form 10-Q.

        Questions regarding the information contained in this document should be directed to Stuart Gulland, Chief Operating Officer or Ed Stokx, Senior Vice President of Finance, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax (310) 546-5069 or e-mail at IR@centertrust.com.

                               CENTER TRUST, INC.
                              OPERATING HIGHLIGHTS
                                DECEMBER 31, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)


                                                           Three Months Ended             Twelve Months Ended
                                                               December 31,                   December 31,
                                                           2001           2000            2001            2000
                                                         -----------------------        ------------------------
Operating Highlights

Funds From Operations (FFO)
    FFO - Basic and Diluted                              $  6,781       $  5,978        $ 24,766        $ 30,860
    FFO per share - Basic and Diluted                    $   0.23       $   0.21        $   0.86        $   1.08

Net Income (Loss) Available to Common Shareholders       $  1,460       $(11,841)       $ (2,197)       $  3,773
Net Income (Loss) Per Share - Basic and Diluted          $   0.05       $  (0.44)       $  (0.08)       $   0.14

EBITDA (1)                                               $ 14,600       $ 18,452        $ 59,425        $ 87,550

Funds Available for Distribution (FAD)                   $  7,279       $  5,850        $ 26,567        $ 31,814
FAD per share - Basic                                    $   0.25       $   0.20        $   0.92        $   1.12

Dividends Per Share                                      $   0.04       $   0.21        $   0.16        $   0.84

Interest Expense Coverage Ratios
    Based on EBITDA (1)                                       2.0            1.5             1.8             1.5

General & Administrative Expense (1)                     $  1,266       $  1,515        $  5,473        $  5,723
G&A as % of Total Revenue (1)                                 5.0%           4.5%            5.5%            4.2%

Ratio of Expense Recoveries to Recoverable Expenses          78.7%          78.3%           82.5%           85.9%
Ratio of Operating Expenses to Total Rental Revenue          43.1%          45.1%           41.2%           36.7%

        (1) The Twelve Months Ended December 31, 2001 excludes $2.6 million, which represents costs related to the restructuring of the Company's overhead in June 2001.

                               CENTER TRUST, INC.
                                CAPITAL STRUCTURE
                                DECEMBER 31, 2001
                        (IN THOUSANDS EXCEPT SHARE DATA)


                                                                                Three Months Ended         Twelve Months Ended
                                                                                   December 31,                December 31,
                                                                                2001          2000          2001          2000
                                                                             ------------------------    ------------------------
Equity Information

   Units Outstanding at End of Period                                         1,338,644     2,015,692     1,338,644     2,015,692
   Common Outstanding at End of Period                                       27,656,405    26,721,226    27,656,405    26,721,226

                                                                             ------------------------    ------------------------
   Total Units and Common Shares Outstanding at End of Period                28,995,049    28,736,918    28,995,049    28,736,918
                                                                             ========================    ========================

   Basic and Diluted Weighted Average Units Outstanding                       1,339,274     1,932,132     1,478,850     1,778,791
   Basic and Diluted Weighted Average Common Shares Outstanding              27,655,412    26,701,759    27,435,129    26,676,641

                                                                             ------------------------    ------------------------
   Basic and Diluted Weighted Average Units and Common Shares Outstanding    28,994,686    28,633,891    28,913,979    28,455,432
                                                                             ========================    ========================

                                                                    As of
                                                 --------------------------------------------
                                                 December 31,    December 31,    December 31,
                                                    2001            2000            1999
                                                 --------------------------------------------
Market Capitalization                                 (in thousands, except share data)
   Stock Price Activity (during the period):
        High                                      $    6.40       $   10.50       $   13.00
        Low                                       $    3.25       $    4.56       $    9.06

   Common Stock Price at End of Period            $    4.25       $    4.69       $    9.69

   Equity Market Capitalization                   $ 123,229       $ 134,776       $ 274,253
   Fixed-Rate Debt                                  176,644         120,067         260,928
   Floating-Rate Debt                               225,733         197,985         263,540
   Subordinated Debentures                               --         128,548         158,548
                                                  -----------------------------------------
   Total Capitalization                           $ 525,606       $ 581,376       $ 957,269
                                                  =========================================

   Debt-to-Total Capitalization                        76.6%           76.8%           71.4%
                                                  =========================================

                               CENTER TRUST, INC.
            RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                                UNITS OUTSTANDING
                             AS OF DECEMBER 31, 2001


                                                                  Operating
                                                 Common          Partnership
                                                 Stock              Units             Total
                                               -----------       -----------       -----------
Balance, January 1, 2000                        26,647,968         1,654,725        28,302,693
    Units Issued                                        --           104,717           104,717
    Issuance to Stock Grants to Employees           38,520                --            38,520
                                               -----------       -----------       -----------
Balance, March 31, 2000                         26,686,488         1,759,442        28,445,930
    Issuance to Stock Grants to Employees           16,831                --            16,831
                                               -----------       -----------       -----------
Balance, June 30, 2000                          26,703,319         1,759,442        28,462,761
    Cancelled Stock Grants                         (33,333)               --           (33,333)
    Issuance to Stock Grants to Employees           31,773                --            31,773
                                               -----------       -----------       -----------
Balance, September 30, 2000                     26,701,759         1,759,442        28,461,201
    Units Issued                                        --           256,250           256,250
    Issuance of Stock Grants to Employees           19,467                --            19,467
                                               -----------       -----------       -----------
Balance, December 31, 2000                      26,721,226         2,015,692        28,736,918
    Shares Issued                                  127,530                --           127,530
    Units Converted to Shares                      376,993          (376,993)               --
                                               -----------       -----------       -----------
Balance, March 31, 2001                         27,225,749         1,638,699        28,864,448
    Shares issued                                   97,268                --            97,268
    Units Converted to Shares                      299,055          (299,055)               --
                                               -----------       -----------       -----------
Balance, June 30, 2001                          27,622,072         1,339,644        28,961,716
    Shares issued                                       --                --                --
    Units Converted to Shares                           --                --                --
                                               -----------       -----------       -----------
Balance, September 30, 2001                     27,622,072         1,339,644        28,961,716
    Shares issued                                   33,333                --            33,333
    Units Converted to Shares                        1,000            (1,000)               --
                                               -----------       -----------       -----------
Balance, December 31, 2001                      27,656,405         1,338,644        28,995,049
                                               ===========       ===========       ===========

                               CENTER TRUST, INC.
                         SAME CENTER PROPERTY ACTIVITY
                               DECEMBER 31, 2001
                                 (IN THOUSANDS)


                                       Three Months Ended                   Twelve Months Ended
                                          December 31,                          December 31,
                                       2001         2000       % Change      2001         2000       % Change
                                     --------     --------     --------    --------     --------     --------
COMMUNITY SHOPPING CENTERS (1)
Revenues:
   Rental Revenue                    $ 11,628     $ 11,037          5.4%   $ 45,509     $ 44,451          2.4%
   Recoveries from Tenants              3,636        3,885         -6.4%     13,656       13,776         -0.9%
   Other Income                           116          159        -27.0%        548          665        -17.6%
                                     --------     --------                 --------     --------
       Total Revenues                  15,380       15,081          2.0%     59,713       58,892          1.4%
Expenses:
   Recoverable Operating Expenses       3,815        4,112         -7.2%     14,539       14,434          0.7%
   Other Operating Expenses               445          401         11.0%      1,776        1,531         16.0%
                                     --------     --------                 --------     --------
       Total Expenses                   4,260        4,513         -5.6%     16,315       15,965          2.2%
                                     --------     --------                 --------     --------
Net Operating Income                 $ 11,120     $ 10,568          5.2%   $ 43,398     $ 42,927          1.1%
                                     ========     ========                 ========     ========
       Total Properties                    29           29                       29           29
                                     ========     ========                 ========     ========
Percentage Leased                        92.0%        94.0%                    92.0%        94.0%
                                     ========     ========                 ========     ========
Average Base Rent per square foot    $  10.98     $  10.67                 $  10.98     $  10.67
                                     ========     ========                 ========     ========


Regional malls
Revenues:
   Rental Revenue                    $  5,130     $  4,886          5.0%   $ 18,989     $ 18,572          2.2%
   Recoveries from Tenants              2,129        2,286         -6.9%      8,550        8,849         -3.4%
   Other Income                           755          735          2.7%      3,002        3,067         -2.1%
                                     --------     --------                 --------     --------
       Total Revenues                   8,014        7,907          1.4%     30,541       30,488          0.2%
Expenses:
   Recoverable Operating Expenses       3,579        3,484          2.7%     12,694       12,126          4.7%
   Other Operating Expenses                77          106        -27.4%        241          198         21.7%
                                     --------     --------                 --------     --------
       Total Expenses                   3,656        3,590          1.8%     12,935       12,324          5.0%
                                     --------     --------                 --------     --------
Net Operating Income                 $  4,358     $  4,317          0.9%   $ 17,606     $ 18,164         -3.1%
                                     ========     ========                 ========     ========
       Total Properties                     2            2                        2            2
                                     ========     ========                 ========     ========
Percentage Leased                        94.4%        92.1%                    94.4%        92.1%
                                     ========     ========                 ========     ========
Average Base Rent per square foot    $  16.67     $  16.51                 $  16.67     $  16.51
                                     ========     ========                 ========     ========

Same Center properties are those which were owned as of January 1, 2000.

----------

(1) Excludes El Camino North and Frontier Village which we are preparing for redevelopment.

                               CENTER TRUST, INC.
                    PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                             AS OF DECEMBER 31, 2001

                                                            As of
                                        ----------------------------------------------
                                        December 31,     December 31,     December 31,
                                            2001             2000             1999
                                        ----------------------------------------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
       Community Shopping Centers         4,865,139        5,397,270        7,547,955
       Regional Malls                     1,328,009        1,328,109        1,178,109
       Single Tenant Facilities             218,926          391,884          672,007
            Total Company Owned GLA       6,412,074        7,117,263        9,398,071
  Percentage Leased
       Community Shopping Centers              91.8%            93.1%            95.0%
       Regional Malls                          94.4%            92.1%            90.9%
       Single Tenant Facilities               100.0%           100.0%           100.0%
            Overall Portfolio                  92.6%            93.3%            94.9%
  Average Base Rent
    Community Shopping Centers
       Anchor                            $     7.83       $     7.40       $     8.70
       Pad                               $    14.53       $    14.09       $    15.05
       Shop                              $    15.95       $    15.44       $    15.32
       Overall                           $    11.02       $    10.54       $    11.11
    Regional Malls
       Anchor                            $    11.17       $    10.98       $    11.75
       Pad                               $    19.46       $    19.60       $    18.61
       Shop                              $    26.19       $    26.79       $    24.20
       Overall                           $    16.67       $    16.51       $    16.70
    Single Tenant Facilities             $     5.87       $     5.39       $     5.97
    Overall Portfolio                    $    12.02       $    11.33       $    11.40
  Number of Properties
    Community Shopping Centers                   31               35               47
    Regional Malls                                2                2                2
    Single Tenant Facilities                      2                4                7
                                         --------------------------------------------
       Overall Portfolio                         35               41               56
                                         ============================================

                                                                Three          Twelve
                                                            Months Ended    Months Ended
                                                            December 31,    December 31,
                                                                2001           2001
                                                            ------------    ------------
SUMMARY OF LEASING ACTIVITY - COMMUNITY SHOPPING CENTERS
  Space Vacated
    Number of Leases                                                18             69
    Gross Leaseable Area                                        62,197        249,205
    Base Rent per Square Foot                                 $   9.06       $   9.63
  New Leases Executed
    Number of Leases                                                22             42
    Gross Leaseable Area                                        80,503        163,693
    Base Rent per Square Foot                                 $  14.60       $  12.60
  Leases Renewals Executed
    Number of Leases                                                26             97
    Gross Leaseable Area                                       251,021        594,809
    New Annual Base Rent per Square Foot                      $  11.46       $  11.37
    Percentage Change from Prior                                 11.04%          7.65%
  Leases with Contractual Rent Adjustments
    Number of Leases                                                61            315
    Gross Leaseable Area                                       174,944        885,081
    New Annual Base Rent per Square Foot                      $  15.56       $  15.63
    Percentage Change from Prior                                  6.42%          5.28%

                               CENTER TRUST, INC.
                                PORTFOLIO SUMMARY
                             AS OF DECEMBER 31, 2001

                                                                                                                         AVERAGE
                                              NUMBER         TOTAL LEASED GLA          COMPANY                             BASE
                                                OF           ----------------           OWNED    PERCENT   ANNUALIZED      RENT
                                            PROPERTIES  ANCHOR      PAD       SHOP       GLA     LEASED     BASE RENT   PER SQ. FT.
                                            ---------- ---------  -------  ---------  ---------  -------   -----------  -----------
COMMUNITY RETAIL CENTERS
    Pacific Northwest Region                       6     497,656   96,388    323,584  1,032,829     88.8%  $ 9,747,862    $ 10.62
    Northern and Central California Region         5     234,951   11,808    233,040    529,752     90.6%    4,910,014      10.23
    Southern California Region                    15   1,432,717  260,571    623,253  2,475,926     93.6%   28,745,408      12.41
    Southwest Region                               5     476,504   36,395    238,126    826,632     90.9%    5,782,707       7.70
                                             ------------------------------------------------------------------------------------
     TOTAL COMMUNITY SHOPPING
       CENTERS                                    31   2,641,828  405,162  1,418,003  4,865,139     91.8%   49,185,991      11.02
REGIONAL MALLS                                     2     759,515   78,594    415,510  1,328,009     94.4%   20,899,325      16.67
SINGLE TENANT FACILITIES                           2     215,026    3,900         --    218,926    100.0%    1,284,341       5.87
                                             ------------------------------------------------------------------------------------
     TOTAL PORTFOLIO                              35   3,616,369  487,656  1,833,513  6,412,074     92.6%  $71,369,657    $ 12.02
                                             ====================================================================================

                               CENTER TRUST, INC.
                          PORTFOLIO DETAIL - BY REGION
                             AS OF DECEMBER 31, 2001



                                            YEAR                 TOTAL LEASED GLA                 COMPANY
                                          BUILT OR               ----------------                  OWNED
PROPERTY NAME                             REMODELED     ANCHOR         PAD          SHOP            GLA
-------------                             ---------    -------       -------      ---------      ---------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST

     Frontier Village Shopping Center         1993       68,473       20,449         33,776        153,320
       Lake Stevens, WA
     Gresham Town Fair                        1988      159,282       26,587         70,685        265,765
       Gresham, OR
     The Medford Center                       1998      153,612       25,432         93,219        333,958
       Medford, OR
     Ross Center                              1987       53,331        9,020         62,928        134,555
       Portland, OR
     Silverdale Shopping Center               1990       29,020           --         33,870         67,287
       Silverdale, WA
     Vancouver Park Place                     1987       33,938       14,900         29,106         77,944
       Vancouver, WA
                                                       ---------------------------------------------------
Pacific Northwest Region                                497,656       96,388        323,584      1,032,829
                                                       ---------------------------------------------------
NORTHERN & CENTRAL CALIFORNIA REGION
     Bakersfield Shopping Center              1978           --           --         11,540         14,115
       Bakersfield, CA
     Mineral King Plaza                       1983           --           --         32,860         39,060
       Visalia, CA
     Rheem Valley                             1990       56,977        5,150         77,615        159,967
       Moraga, CA
     Rosedale Village Shopping Center         1991       72,324        6,658         40,290        127,547
       Bakersfield, CA
     Southpointe Plaza                        1982      105,650           --         70,735        189,063
       Sacramento, CA
                                                       ---------------------------------------------------
Northern & Central California Region                    234,951       11,808        233,040        529,752
                                                       ---------------------------------------------------
SOUTHERN CALIFORNIA REGION
     Country Fair Shopping Center             1992       96,225       27,341         44,698        168,264
       Chino, CA
     Date Palm Center                         1987       99,919           --         12,508        117,356
       Cathedral, CA
     El Camino North                          1982       88,646      122,713         48,139        273,806
       Oceanside, CA
     Fire Mountain Center                     1987       38,876       23,432         22,139         92,378
       Oceanside, CA
     Fullerton Town Center                    1987      171,613       19,722         41,644        264,647
       Fullerton, CA
     Gardena Gateway Center                   1990       41,300        5,062         16,825         65,987
       Gardena, CA
     Kenneth Hahn Plaza                       1987       97,334       14,598         50,363        165,195
       Los Angeles, CA

                                                                        AVERAGE
                                                                         BASE
                                          PERCENT       ANNUALIZED       RENT
PROPERTY NAME                             LEASED         BASE RENT     PER SQ. FT.       ANCHOR OR PRINCIPAL TENANTS
-------------                             -------       ----------     -----------   --------------------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
     Frontier Village Shopping Center        80.0%      $1,264,370      $ 10.30      Safeway, Bartell Drugs
       Lake Stevens, WA
     Gresham Town Fair                       96.5        2,380,380         9.28      Ross Stores, Emporium, GI Joe's
       Gresham, OR                                                                   Craft Warehouse
     The Medford Center                      81.5        2,684,992         9.86      Cinemark Theatres, Sears, Payless*,
       Medford, OR                                                                   Safeway*, Circuit City, 24 Hour Fitness
     Ross Center                             93.1        1,590,608        12.70      Ross Stores, Michaels, Pier 1 Imports
       Portland, OR
     Silverdale Shopping Center              93.5          831,225        13.22      Ross Stores
       Silverdale, WA
     Vancouver Park Place                   100.0          996,287        12.78      T.J. Maxx, Pier 1 Imports
       Vancouver, WA
                                          -------------------------------------
Pacific Northwest Region                     88.8        9,747,862        10.62
                                          -------------------------------------
NORTHERN & CENTRAL CALIFORNIA REGION
     Bakersfield Shopping Center             81.8           84,084         7.29
       Bakersfield, CA
     Mineral King Plaza                      84.1          511,604        15.57      Vons*, Longs Drugs*
       Visalia, CA
     Rheem Valley                            87.4        1,588,914        11.37      T.J. Maxx, Longs Drugs
       Moraga, CA
     Rosedale Village Shopping Center        93.5        1,310,469        10.99      Savemart, Payless Drugs, Kmart*
       Bakersfield, CA
     Southpointe Plaza                       93.3        1,414,943         8.02      Big 5 Sporting Goods
       Sacramento, CA
                                          -------------------------------------
Northern & Central California Region         90.6        4,910,014        10.23
                                          -------------------------------------
SOUTHERN CALIFORNIA REGION
     Country Fair Shopping Center           100.0        2,411,124        14.33      Albertsons*, PETsMART, Rite-Aid,
       Chino, CA                                                                     Staples, T.J. Maxx
     Date Palm Center                        95.8        1,696,441        15.09      Sam's Club (Wal-Mart)
       Cathedral, CA
     El Camino North                         94.8        3,077,204        11.86      Mervyn's*, Toys 'R Us*, Petco*,
       Oceanside, CA                                                                 Ross Stores, Steinmart
     Fire Mountain Center                    91.4        1,730,047        20.49      Trader Joe's, Bookstar
       Oceanside, CA
     Fullerton Town Center                   88.0        3,522,538        15.12      Costco*, AMC Theatres, Toys 'R Us,
       Fullerton, CA                                                                 Office Depot
     Gardena Gateway Center                  95.8        1,020,463        16.15      Marukai (Rite-Aid), TAWA
       Gardena, CA
     Kenneth Hahn Plaza                      98.2%       1,674,126        10.32      Food 4 Less, Factory 2U, Rite-Aid,
       Los Angeles, CA                                                               Super Trak Auto

                               CENTER TRUST, INC.
                          PORTFOLIO DETAIL - BY REGION
                             AS OF DECEMBER 31, 2001


                                           YEAR                  TOTAL LEASED GLA                  COMPANY
                                         BUILT OR                ----------------                   OWNED
PROPERTY NAME                            REMODELED      ANCHOR          PAD          SHOP            GLA
-------------                            ---------     ---------      -------      ---------      ---------
     La Verne Towne Center                   1986        158,860        1,940         57,355        231,376
       La Verne, CA
     Lakewood Plaza                          1989         93,342        4,365         15,804        113,511
       Bellflower, CA
     Loma Square                             1980         96,514           --        107,470        210,704
       San Diego, CA
     Mountain Square Shopping Center         1988        185,945           --         71,819        273,189
       Upland, CA
     North County Plaza                      1987         43,610       28,720         71,395        153,325
       Carlsbad, CA
     Parkway Place                           1989         91,127        8,958         11,856        120,425
       Escondido, CA
     Vermont-Slauson Shopping Center         1981        107,991        3,720         23,613        169,744
       Los Angeles, CA
     Vineyards Marketplace                   1991         21,415           --         27,625         56,019
       Rancho Cucamonga, CA
                                                       -----------------------------------------------------
Southern California Region                             1,432,717      260,571        623,253      2,475,926
                                                       -----------------------------------------------------
SOUTHWEST REGION
     Kyrene Village Shopping Center          1987         93,279        5,120         44,743        161,089
       Chandler, AZ
     North Mountain Village                  1985         41,215           --         46,257         94,379
       Phoenix, AZ
     Randolph Plaza                          1999        135,110        6,150         33,267        179,382
       Tucson, AZ
     Southern Palms Center                   1980        103,875       20,025         97,745        254,863
       Tempe, AZ
     Sunrise Place Center                    1992        103,025        5,100         16,114        136,919
       Tucson, AZ
                                                       -----------------------------------------------------
Southwest Region                                         476,504       36,395        238,126        826,632
                                                       -----------------------------------------------------
COMMUNITY RETAIL CENTERS                               2,641,828      405,162      1,418,003      4,865,139
                                                       -----------------------------------------------------
REGIONAL MALLS
     Baldwin Hills Crenshaw Plaza            1988        291,554       29,610        175,103        509,604
       Los Angeles, CA
     Media City Center                       1992        467,961       48,984        240,407        818,405
       Burbank, CA
                                                       -----------------------------------------------------
REGIONAL MALLS                                           759,515       78,594        415,510      1,328,009
                                                       -----------------------------------------------------
SINGLE TENANT FACILITIES
     Kmart                                   1990        104,204           --             --        104,204
       Phoenix, AZ
     Sam's Club                              1988        110,822        3,900             --        114,722
       Downey, CA
                                                       -----------------------------------------------------
SINGLE TENANT FACILITIES                                 215,026        3,900             --        218,926
                                                       -----------------------------------------------------
TOTAL PROPERTIES                                       3,616,369      487,656      1,833,513      6,412,074
                                                       =====================================================

                                                                        BASE
                                         PERCENT       ANNUALIZED       RENT
PROPERTY NAME                            LEASED         BASE RENT     PER SQ. FT.        ANCHOR OR PRINCIPAL TENANTS
-------------                            -------       -----------    -----------  --------------------------------------
     La Verne Towne Center                  94.3%      $ 1,367,929      $  6.27    Target, Vons
       La Verne, CA
     Lakewood Plaza                        100.0         1,338,286        11.79    Stater Bros. (Albertsons), Staples
       Bellflower, CA
     Loma Square                            96.8         2,766,102        13.56    T.J. Maxx, Circuit City, Sav-on Drugs
       San Diego, CA
     Mountain Square Shopping Center        94.4         3,179,702        12.34    Home Depot, Staples, Pavilions,
       Upland, CA                                                                  Factory 2U
     North County Plaza                     93.7         2,114,400        14.71    Marshall's, Michael's, Kids 'R Us
       Carlsbad, CA
     Parkway Place                          93.0         1,184,806        10.58    Albertsons, Office Depot
       Escondido, CA
     Vermont-Slauson Shopping Center        79.7           921,719         6.81    Ralphs, Kmart, Sav-on Drugs
       Los Angeles, CA
     Vineyards Marketplace                  87.5           740,521        15.10    Albertsons*, Sav-on Drugs
       Rancho Cucamonga, CA
                                         --------------------------------------
Southern California Region                  93.6        28,745,408        12.41
                                         --------------------------------------
SOUTHWEST REGION
     Kyrene Village Shopping Center         88.9         1,076,866         7.52    Basha's, Kyrene Lanes, Audio Express,
       Chandler, AZ                                                                Greenbacks
     North Mountain Village                 92.7           875,807        10.01    Fry's Food & Drug*, T.J. Maxx,
       Phoenix, AZ                                                                 Greenbacks
     Randolph Plaza                         97.3         1,113,387         6.38    Fry's, MacFrugal's
       Tucson, AZ
     Southern Palms Center                  87.0         2,044,542         9.22    Food 4 Less, Staples
       Tempe, AZ
     Sunrise Place Center                   90.7           672,105         5.41    Smith's Food & Drug (Kroger)
       Tucson, AZ
                                         --------------------------------------
Southwest Region                            90.9         5,782,707         7.70
                                         --------------------------------------
COMMUNITY RETAIL CENTERS                    91.8        49,185,991        11.02
                                         --------------------------------------
REGIONAL MALLS
     Baldwin Hills Crenshaw Plaza           97.4         7,812,436        15.74    Sears*, Robinsons-May*, Wal-Mart,
       Los Angeles, CA                                                             Albertsons, T.J. Maxx,
     Media City Center                      92.5        13,086,889        17.28    Macy's, IKEA*, Sears*, Mervyn's*,
       Burbank, CA                                                                 AMC Theatres, Sports Chalet,
                                         --------------------------------------
REGIONAL MALLS                              94.4        20,899,325        16.67
                                         --------------------------------------
SINGLE TENANT FACILITIES
     Kmart                                 100.0%          551,576         5.29    Kmart
       Phoenix, AZ
     Sam's Club                            100.0%          732,765         6.39    Sam's Club (Wal-Mart)
       Downey, CA
                                         --------------------------------------
SINGLE TENANT FACILITIES                   100.0         1,284,341         5.87
                                         --------------------------------------
TOTAL PROPERTIES                            92.6%      $71,369,657      $ 12.02
                                         ======================================

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                       LEASE EXPIRATIONS-OVERALL PORTFOLIO
                                DECEMBER 31, 2001


                               OVERALL PORTFOLIO               ANCHORS                   PADS                      SHOPS
                               -----------------               -------                   ----                      -----
                NUMBER                      BASE                       BASE                    BASE                        BASE
YEAR OF           OF          SQUARE      RENT PER      SQUARE       RENT PER     SQUARE     RENT PER       SQUARE       RENT PER
EXPIRATION      LEASES         FEET        SQ. FT.       FEET         SQ. FT.      FEET       SQ. FT.        FEET         SQ. FT.
----------      ------      ---------     --------     ---------     --------     -------    --------      ---------     --------
M-T-M              137        183,442      $20.27             --          --        7,050      $ 9.12        176,392      $20.72
2001                15         29,587       17.68             --          --        1,800       25.00         27,787       17.21
2002               178        493,806       15.46        216,959      $ 6.77       17,298       19.91        259,549       22.42
2003               130        400,894       14.33        121,350        6.62       36,575       16.65        242,969       17.83
2004               132        578,770       11.92        272,931        5.89       34,671       17.74        271,168       17.24
2005               112        514,216       16.40        245,950       14.83       39,809       18.92        228,457       17.65
2006               130        642,450       14.29        305,906       11.54       47,712       14.89        288,832       17.10
2007                43        384,478        9.42        201,597        5.36       54,642       11.53        128,239       14.91
2008                26        361,792       11.47        304,429       10.12       23,849       20.66         33,514       17.17
2009                20        455,070        7.56        401,928        5.94       38,679       17.77         14,463       25.36
2010                23        442,844        8.65        372,073        7.66       46,406       12.00         24,365       17.48
Thereafter          68      1,450,189        9.49      1,173,246        8.49      139,165       13.96        137,778       13.43
                ----------------------------------------------------------------------------------------------------------------
     Total        1014      5,937,538      $12.02      3,616,369      $ 8.41      487,656      $15.28      1,833,513      $18.27
                ================================================================================================================


               LEASE EXPIRATIONS-TOTAL COMMUNITY SHOPPING CENTERS
                                DECEMBER 31, 2001


                               OVERALL PORTFOLIO               ANCHORS                   PADS                      SHOPS
                               -----------------               -------                   ----                      -----
                NUMBER                      BASE                       BASE                    BASE                        BASE
YEAR OF           OF         SQUARE       RENT PER      SQUARE       RENT PER     SQUARE     RENT PER       SQUARE       RENT PER
EXPIRATION      LEASES        FEET         SQ. FT.       FEET         SQ. FT.      FEET       SQ. FT.        FEET         SQ. FT.
----------      ------      ---------     --------     ---------     --------     -------    --------      ---------     --------
M-T-M               50         65,352      $13.09             --          --        3,150      $10.00         62,202      $13.25
2001                 6          7,956       15.71             --          --           --          --          7,956       15.71
2002               122        420,202       12.26        216,959      $ 6.77       16,258       18.36        186,985       18.09
2003               103        353,290       12.55        121,350        6.62       36,575       16.65        195,365       15.46
2004               105        496,508       10.54        242,359        5.15       28,171       19.70        225,978       15.18
2005                92        384,089       14.32        148,371       10.03       38,089       18.36        197,629       16.76
2006               119        594,539       13.65        280,602       10.61       41,302       15.97        272,635       16.42
2007                35        337,696        8.12        201,597        5.36       54,642       11.53         81,457       12.65
2008                21        308,187        9.93        259,472        8.89       18,849       16.59         29,866       14.78
2009                15        330,207        7.52        291,106        5.79       25,197       17.96         13,904       24.66
2010                16        254,484        8.58        196,620        7.16       41,406       11.56         16,458       18.01
Thereafter          47        912,483        9.82        683,392        9.09      101,523       11.45        127,568       12.44
                ------      ---------      ------      ---------      ------      -------      ------      ---------      ------
     Total         731      4,464,993      $11.02      2,641,828      $ 7.83      405,162      $14.53      1,418,003      $15.95
                ======      =========      ======      =========      ======      =======      ======      =========      ======

                                  CENTER TRUST
            SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                             AS OF DECEMBER 31, 2001


                                              NUMBER                  PERCENTAGE     TOTAL      PERCENTAGE
                                                OF        ANNUALIZED   OF TOTAL      TENANT      OF LEASED
NUMBER   RETAIL TENANT                       LOCATIONS    BASE RENT   BASE RENT       GLA           GLA
------   -------------                     -------------- ----------- ----------- ------------ --------------
   1     Wal-Mart Stores Inc.                          3  $3,038,834       4.26%       360,741         6.08%
   2     AMC Entertainment                             3   2,983,344       4.18%       125,429         2.11%
   3     TJX Companies, Inc., The                      7   1,682,059       2.36%       199,582         3.36%
   4     Loews Cineplex Entertainment                  1   1,402,011       1.96%        67,579         1.14%
   5     Albertson's Inc.                              5   1,307,854       1.83%       188,432         3.17%
   6     Staples Inc.                                  5   1,245,128       1.74%       110,881         1.87%
   7     Safeway Inc.                                  4   1,201,654       1.68%       164,207         2.77%
   8     Kroger Co., The                               4   1,144,006       1.60%       251,066         4.23%
   9     Circuit City Stores Inc.                      3   1,088,400       1.53%        84,680         1.43%
   10    Home Depot Inc,. The                          2   1,052,330       1.47%       100,464         1.69%
   11    Ross Stores Inc.                              4     933,100       1.31%       117,852         1.98%
   12    Federated Department Stores                   1     894,179       1.25%       237,145         3.99%
   13    The Limited Inc.                             11     827,198       1.16%        57,370         0.97%
   14    Cinemark USA Inc.                             1     798,566       1.12%        57,273         0.96%
   15    Toys 'R' Us Inc.                              2     787,272       1.10%        82,022         1.38%
   16    Sport Chalet Inc.                             1     775,508       1.09%        44,957         0.76%
   17    Kmart Corp.                                   2     769,756       1.08%       186,708         3.14%
   18    Virgin Entertainment Group                    1     756,000       1.06%        30,000         0.51%
   19    Payless Shoesource Inc.                      11     754,832       1.06%        36,634         0.62%
   20    Barnes & Noble                                2     742,531       1.04%        35,285         0.59%
   21    Office Depot Inc.                             3     718,679       1.01%        77,000         1.30%
                                           ----------------------------------------------------------------
              Total                                   76  $24,903,241     34.89%     2,615,307        44.05%
                                           ================================================================

                                  CENTER TRUST
             MAJOR TENANT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                             AS OF DECEMBER 31, 2001


                                              NUMBER      TOTAL SEGMENT   PERCENT      TOTAL      PERCENTAGE
                                                OF         ANNUALIZED    OF TOTAL     SEGMENT      OF LEASED
NUMBER   RETAIL TENANT                        LEASES        BASE RENT    BASE RENT      GLA           GLA
------   -------------                     -------------- -------------- ---------- ------------ --------------
   1     Restaurants                                  64     $5,373,529    7.53%         325,372     5.48%
   2     Fast Food                                   140      5,290,041    7.41%         237,541     4.00%
   3     Supermarkets                                 15      5,290,557    7.41%         723,800    12.19%
   4     Theaters                                      5      5,183,921    7.26%         250,281     4.22%
   5     Discount Retailers                            7      4,518,145    6.33%         767,831    12.93%
   6     Financial/Business Services                 119      4,115,454    5.77%         254,278     4.28%
   7     Family Apparel                               27      4,063,138    5.69%         452,941     7.63%
   8     Health & Beauty                             110      3,467,808    4.86%         201,582     3.40%
   9     Electronics                                  27      3,206,513    4.49%         166,173     2.80%
   10    Music and Video                              29      2,869,635    4.02%         148,288     2.50%
   11    Women's Apparel                              39      2,593,207    3.63%         163,763     2.76%
   12    Home Furnishings/Housewares                  25      2,228,269    3.12%         174,128     2.93%
   13    Footwear                                     34      2,166,421    3.04%         108,705     1.83%
   14    Office Supply                                 7      1,775,706    2.49%         173,781     2.93%
   15    Personal Services                            51      1,691,094    2.37%          99,450     1.67%
                                           --------------------------------------------------------------
              Total                                  699    $53,833,438   75.43%       4,247,914    71.54%
                                           ==============================================================

                               CENTER TRUST, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               Three Months Ended            Twelve Months Ended
                                                                  December 31,                   December 31,
                                                              2001           2000           2001            2000
                                                            --------       --------       ---------       ---------
                                                                   (unaudited)                   (unaudited)
  Rental income                                             $ 17,337       $ 20,881       $  69,456       $  95,082
  Expense reimbursements                                       6,060          7,523          24,126          30,527
  Percentage rents                                               597            422           1,565           1,844
  Other income                                                 1,224          4,725           4,958           9,320
                                                            --------       --------       ---------       ---------
     Total revenues                                           25,218         33,551         100,105         136,773
                                                            --------       --------       ---------       ---------

  Interest                                                     7,407         12,484          33,637          57,177
  Depreciation and amortization                                5,204          5,732          20,717          24,959
  Property operating costs:
    Common area                                                4,986          5,745          18,375          20,960
    Property taxes                                             2,278          3,204           9,600          13,119
    Leasehold rentals                                            284            201           1,090           1,295
    Marketing                                                    436            653           1,262           1,454
    Other operating                                            1,368          3,781           4,880           6,672
  Impairment of Assets Held for Sale                              --          4,770              --           4,770
  Reorganization Costs                                            --             --           2,613              --
  General and administrative                                   1,266          1,515           5,473           5,723

                                                            --------       --------       ---------       ---------
     Total expenses                                           23,229         38,085          97,647         136,129
                                                            --------       --------       ---------       ---------

Income (Loss) from Operations before Other Items               1,989         (4,534)          2,458             644
Gain (Loss) on the Sale of Rental Assets                          --          7,048          (2,379)         21,245
Minority Interests - Operating Partnership                       (75)           778            (177)           (301)
Minority Interests - Other                                       (71)           (72)           (331)           (301)
                                                            --------       --------       ---------       ---------

Net Income (Loss) before Extraordinary Item                    1,843          3,220            (429)         21,287
Extraordinary Loss - Early Extinguishment of Debt               (383)       (15,061)         (1,768)        (17,514)
                                                            --------       --------       ---------       ---------

Net Income (Loss)                                              1,460        (11,841)         (2,197)          3,773
Adjustments to reconcile net income to FFO:
     Depreciation of real property                             4,997          5,517          19,877          24,454
     Minority Interests                                           11           (862)           (198)            (65)
     Extraordinary Loss - Early Extinguishment of Debt           383         15,061           1,768          17,514
     (Loss) Gain on the Sale of Assets                            --         (7,048)          2,379         (21,245)
     Impairment of Assets Held for Sale                           --          4,770              --           4,770
     Reorganization Costs                                         --             --           2,613              --
     Other                                                       (70)           381             524           1,659
                                                            --------       --------       ---------       ---------
Funds From Operations - Basic                                  6,781          5,978          24,766          30,860
                                                            ========       ========       =========       =========

                               CENTER TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                                 December 31,    December 31,
                                                                     2001            2000
                                                                 ------------    ------------
                                                                 (unaudited)
Rental properties                                                 $ 732,818       $ 776,667
Accumulated depreciation and amortization                          (149,185)       (136,828)
                                                                  ---------       ---------
    Rental properties, net                                          583,633         639,839

Cash and cash equivalents                                             6,816           6,164
Tenant receivables, net                                               7,668          11,920
Other receivables                                                     5,161           5,603
Restricted cash                                                      13,282           9,531
Deferred charges, net                                                16,636          18,030
Other assets                                                          3,877           3,492
                                                                  ---------       ---------

        Total                                                     $ 637,073       $ 694,579
                                                                  =========       =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Secured debt                                                      $ 402,377       $ 318,052
7 1/2% Convertible subordinated debentures                               --         128,548
Accrued dividend and distributions                                    1,160           6,035
Accrued interest                                                      2,057           5,827
Accounts payable and other accrued expenses                          11,309          10,161
Accrued construction costs                                            1,059           1,060
Tenant security and other deposits                                    2,233           1,797
                                                                  ---------       ---------

Total liabilities                                                   420,195         471,480
                                                                  ---------       ---------

MINORITY INTERESTS
Operating partnership (1,338,644 and 2,015,692 units issued
    as of December 31, 2001 and 2000, respectively                    9,696          15,075
Other minority interests                                              1,529           1,620
                                                                  ---------       ---------

Total minority interests                                             11,225          16,695
                                                                  ---------       ---------

STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
    27,656,405 and 26,721,226 shares issued and outstanding
    as of December 31, 2001 and 2000, respectively)                     276             266
Additional paid-in capital                                          365,474         359,419
Accumulated distributions and deficit                              (160,097)       (153,281)
                                                                  ---------       ---------

Total stockholders' equity                                          205,653         206,404
                                                                  ---------       ---------

        Total                                                     $ 637,073       $ 694,579
                                                                  =========       =========

                                CENTER TRUST, INC

                           SUMMARY OF OUTSTANDING DEBT
                                DECEMBER 31, 2001
                                 (IN THOUSANDS)


                                                                                                                     Balance as
                                                                                                                   of December 31,
                                                                                         Maturity    Average      -----------------
Lender                                            Property                     Rate        Date     Maturities     2001       2000
------------------------------------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGES
Metropolitan Life Insurance Company               Date Palm                   10.450%    07/01/02        0.5    $  8,933    $ 9,102
The Travelers Insurance Company                   North County                10.375%    01/31/03        1.1      14,865     15,232
Column Financial, Inc.                            Mineral King                 9.680%    08/01/06        4.6       3,481      3,578
Eastrich #79 Corporation (AEW Loan #1) (1)        K-Mart Phoenix              11.450%    10/15/06        4.8       1,382      5,269
Eastrich #79 Corporation (AEW Loan #2) (2)        Lakewood, Sam's Club-Downey 10.900%    10/15/06        4.8       8,286      8,723
                                                  and Parkway Place
Chase Commercial Mortgage Banking Corp.           Vineyards Marketplace        8.300%    11/10/09        7.9       5,119      5,157
Chase Commercial Mortgage Banking Corp.           Kyrene Village               8.300%    11/10/09        7.9       7,835      7,893
First Union National Bank (3)                     Gardena                      7.750%    06/01/09        7.4       6,762      6,818
First Union National Bank (3)                     Gresham                      7.750%    06/01/09        7.4      16,464     16,599
First Union National Bank (3)                     Loma Square                  7.750%    06/01/09        7.4      18,179     18,328
First Union National Bank (3)                     Southpointe                  7.750%    06/01/09        7.4       9,555      9,633
Principal Capital                                 North Mountain Village       7.680%    08/01/11        9.6       7,133      8,125
Prudential Mortgage Capital Co.                   Randolph                     6.760%    01/01/12       10.0       7,100          -
Prudential Mortgage Capital Co.                   Mountain Square              6.760%    01/01/12       10.0      24,625          -
Prudential Mortgage Capital Co.                   Fire Mountain                7.130%    01/01/12       10.0      11,850          -
Prudential Mortgage Capital Co.                   Silverdale Shopping Center   7.100%    01/01/12       10.0       5,700          -
Prudential Mortgage Capital Co.                   Ross Center                  7.100%    01/01/12       10.0      11,775          -
Prudential Mortgage Capital Co.                   Vancouver Park Place         6.910%    01/01/12       10.0       7,600          -
Aid Association for Lutherans (4)                 Westgate North                                                       -      5,610
                                                                              --------            ----------------------------------
             Total Fixed-Rate Mortgages                                        8.040%                    7.5     176,644    120,067
                                                                              --------            ----------------------------------

VARIABLE-RATE MORTGAGES
First Union National Bank (5)                     Randolph Plaza                                                       -      5,278
First Union National Bank (5)                     Mountain Square                                                      -     18,031
First Union National Bank (5)                     Fire Mountain                                                        -     10,147
Chase Manhattan Bank (6)                          Chino                        5.500%    12/10/02        0.9      16,150     16,150
Chase Manhattan Bank (6)                          Fullerton                    5.500%    12/10/02        0.9      24,000     24,000
Chase Manhattan Bank (6)                          La Verne                     5.500%    12/10/02        0.9      10,035     10,035
United California Bank (7)                        El Camino North              6.188%    02/28/03        1.2      25,000     25,000
                                                                              --------            ----------------------------------
             Total Variable-Rate Mortgages                                     5.729%                    1.0      75,185    108,641
                                                                              --------            ----------------------------------

OTHER SECURED DEBT
CRA - Certificates of Participation, Series 1985  Baldwin Hills                4.220%    12/01/14       12.9      30,000     30,000
CDC - Certificates of Participation, Series 1985  Kenneth Hahn Plaza           3.940%    11/01/15       13.8       6,000      6,000

G.E. Capital (8)                                  Secured Line of Credit       4.458%    04/01/02        0.2     114,548     53,344

                                                                              --------            ----------------------------------
             Total Other Secured Debt                                          4.390%                    3.3     150,548     89,344
                                                                              --------            ----------------------------------

             Total Secured Debt                                                6.242%                    4.7     402,377    318,052

Convertible debentures (9)                                                                                             -    128,548

                                                                              --------            ----------------------------------
             Total Debt Outstanding                                            6.242%                    4.7    $402,377   $446,600
                                                                              ========            ==================================

(1)  Mortgage cross-collateralized with properties in AEW Loan #2

(2)  Mortgage cross-collateralized with property in AEW Loan #1

(3) Gardena, Gresham, Loma Square and Southpointe are cross-collateralized and cross-defaulted.

(4)  Asset sold 3/14/01

(5)  Refinanced with Prudential Mortgage Capital Co.

(6) Interest based on LIBOR plus 230 basis points. Mortgages have a LIBOR floor of 3.2%. Mortgage provides for three one-year extensions.

(7) Interest based on LIBOR plus 250 basis points. Loan provides for two one-year extensions.

(8) Secured by Media City Center, Medford Shopping Center, Sunrise Place, Frontier Village, Rheem Valley, Southern Palms, Rosedale Village and Walmart-Baldwin Hills. Interest based on LIBOR plus 250 basis points. Subsequent to December 31, 2001, the Credit facility was amended, reducing the total commitment from $170 million to $150 million and extending the maturity to April 1, 2004 with one one-year extension option.

(9)  Repaid on January 16, 2001.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                DECEMBER 31, 2001
                                 (IN THOUSANDS)


                            SCHEDULED
                           AMORTIZATION           SCHEDULED
       YEAR                  PAYMENTS             MATURITIES           TOTAL
-------------------------------------------------------------------------------
       2002                   $ 2,561              $173,575(1)        $176,136
       2003                     2,308                39,434             41,742
       2004                     2,442                     -              2,442
       2005                     2,650                     -              2,650
       2006                     2,555                 8,558             11,113
       2007                     1,859                     -              1,859
       2008                     1,975                     -              1,975
       2009                     1,641                58,157             59,798
       2010                     1,218                     -              1,218
       2011                     1,260                 6,353              7,613
    Thereafter                      -                95,831             95,831
                             --------------------------------------------------
      Total                   $20,469              $381,908           $402,377
                             ==================================================


(1) Includes amount outstanding on the Company's secured credit facility which subsequent to December 31, 2001, was amended to extend the maturity to April 1, 2004.


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